 EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Americrew Inc. (the “Company”) for the quarter ended June 30, 2023, as filed with the Securities and Exchange Commission on the date hereof, I, P. Brian Weis, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

1.	The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Brian Weis
Brian Weis President (Principal Executive Officer)

Dated: August __, 2023

In connection with the quarterly report on Form 10-Q of Americrew Inc. (the “Company”) for the quarter ended June 30, 2023, as filed with the Securities and Exchange Commission on the date hereof, I, Ross DiMaggio, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

1.	The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ross DiMaggio
Ross DiMaggio Chief Financial Officer (Principal Financial Officer)

Dated: August __, 2023